UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina		27560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement

Private Placement and Common Stock Purchase Agreement

On April 12, 2021, Liquidia Corporation (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with a fund and account managed by Caligan Partners LP (“Caligan”) and certain other accredited investors, including Roger Jeffs, a director of the Company, and PD Joint Holdings, LLC Series 2016-A, of which Paul Manning, a director of the Company, is a manager (the “Purchasers”), for the sale by the Company in a private placement (the “Private Placement”) of an aggregate of 8,626,037 shares (the “Private Placement Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a purchase price of $2.52 per Private Placement Share. The closing of the Private Placement (the “Closing”) occurred on April 13, 2021. The Company has granted the Purchasers indemnification rights with respect to its representations, warranties, covenants and agreements under the Purchase Agreement. In addition, subject to certain exceptions, the Purchasers have agreed not to offer, sell, transfer or otherwise dispose of any Private Placement Shares during the 6-month period following the Closing.

The aggregate gross proceeds for the sale of the Private Placement Shares was approximately $21.7 million, before deducting offering expenses.

In connection with the Private Placement, the Company agreed to increase the size of the board of directors to nine directors and to appoint David Johnson to the Company’s board of directors as a nominee of Caligan.

The Company intends to use the net proceeds from the Private Placement to strengthen its commercial capability for the introduction of LIQ861 and the subcutaneous administration of Treprostinil Injection, for growth initiatives, and for general corporate purposes.

The Private Placement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the Purchasers represented that it is an accredited investor within the meaning of Rule 501 of Regulation D, and is acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Private Placement Shares were offered without any general solicitation by the Company or its representatives.

The Private Placement Shares sold and issued in the Private Placement have not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements.

Registration Rights Agreement

In connection with the Private Placement, on April 12, 2021 the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers. Pursuant to the Registration Rights Agreement, the Company agreed to file a shelf registration statement (the “Registration Statement”) with the SEC within 180 days following the date of entry into the Registration Rights Agreement (the “Filing Deadline”) to register the Private Placement Shares for resale and use its best efforts to cause the Registration Statement to be declared effective by the SEC or otherwise become effective under the Securities Act as soon as practicable after the filing thereof, but in no event later than that date that is the earlier of (i) 60 days after the Filing Deadline provided, that the Effectiveness Deadline shall be extended to 90 days after the Filing Deadline if such Registration Statement is reviewed by the SEC and (ii) five (5) business days after the date the Company receives written notification from the SEC that the Registration Statement will not be reviewed (the “Effectiveness Deadline”). The Company also agreed, among other things, to indemnify the selling holders under the registration statements from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with the Registration Rights Agreement.

Standstill Agreement

In connection with the Private Placement, on April 13, 2021 the Company entered into a standstill agreement (the “Standstill Agreement”) with Caligan. Pursuant to the Standstill Agreement, the Company agreed to appoint David Johnson as a Class II director of the Company and member of the Company’s audit committee for a term expiring at the Company’s 2023 annual meeting of stockholders, and until his successor is duly elected and qualified, or until his earlier resignation, removal or death. The Company shall also name Mr. Johnson as a Class II director nominee at the Company 2023 annual meeting of stockholders. The Standstill Agreement also provides that, among other things, during the period commencing on April 12, 2021 and ending on the earlier of (A) the one-year anniversary of the date on which Mr. Johnson or any replacement director designee no longer serves on the Board and (B) the two-year anniversary of April 13, 2021 (the “Standstill Period”), and so long as Caligan owns 66% of the Private Placement Shares purchased by Caligan, Caligan shall be entitled to appoint a replacement director designee if Mr. Johnson becomes unwilling or unable to serve as a director and ceases to be a director, resigns as a director or is removed as a director, or for any other reason fails to serve or is not serving as a director at any time prior to the end of the Standstill Period. Pursuant to the Standstill Agreement, during the Standstill Period, Caligan also shall vote in accordance with the Board’s recommendation on all matters presented at the Company’s annual stockholder meetings (subject to certain limited exceptions), and shall not institute, solicit, join or assist in any litigation, arbitration or other proceeding against or involving the Company or any of its current or former directors or officers (including derivative actions) or affiliates, subject to certain limited exceptions.

Additionally, Caligan has agreed, among other things, during the Standstill Period, not to, without the prior written consent of the Board, and subject to certain limited exceptions, acquire, directly or indirectly, any securities or assets of the Company such that after giving effect to any such acquisition, Caligan or any of its affiliates holds on an aggregate basis in excess of 20% of the then outstanding common stock of the Company, which ownership cap may be increased only by the affirmative vote of a majority of the Board.

Transaction Documents

The representations, warranties and covenants contained in the Purchase Agreement, Registration Rights Agreement and Standstill Agreement (together, the “Transaction Documents”) were made solely for the benefit of the parties to the Transaction Documents. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Transaction Documents and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Transaction Documents are filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing descriptions of the Purchase Agreement, Registration Rights Agreement and Standstill Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, Registration Rights Agreement and Standstill Agreement, which are filed hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Private Placement Shares were offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the Purchasers represented that it was an “accredited investor,” as defined in Regulation D, and is acquiring the Private Placement Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Private Placement Shares have not been registered under the Securities Act and such Private Placement Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 12, 2021, the Board of Directors of the Company (the “Board”) increased the number of authorized directors of the Board from eight to nine and effective April 13, 2021, appointed David Johnson to the Board as a Class II director to fill the newly created vacancy in the Board. The term of office for Class II directors expires at the Company’s 2023 annual meeting of stockholders. Additionally, effective April 13, 2021, Mr. Johnson was appointed as a member of the Company’s Audit Committee. Mr. Johnson was nominated by Caligan Partners in connection with the Private Placement and is a Partner and co-founder of Caligan. A fund and account managed by Caligan Partners is party to the Purchase Agreement and Registration Rights Agreement described in Item 1.01 of this Current Report on Form 8-K. Mr. Johnson does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

David Johnson is a Partner and co-Founder of Caligan Partners LP, an SEC-registered investment manager. Previously, Mr. Johnson was a Managing Director at The Carlyle Group, where he was employed from 2010 to 2017. Prior to joining Carlyle, Mr. Johnson worked for six years at Morgan Stanley, where he was a Vice President in the Principal Investments area. Mr. Johnson was previously a director of AMAG Pharmaceuticals from October 2019 through November 2020. Mr. Johnson has served on the Executive Committee for the Harvard College Fund and is a member of the board of directors of the Children's Scholarship Fund. Mr. Johnson received his A.B. in Applied Mathematics, cum laude, from Harvard College in 2004 and a S.M. in Applied Mathematics from Harvard College in 2004.. Mr. Johnson joined the Board in connection with the Company’s entry into the Standstill Agreement. The Board believes that Mr. Johnson's qualifications to sit on the Board include his extensive experience as an investor and his insights into financial strategy, and organizational and business development.

In connection with Mr. Johnson’s appointment, on April 13, 2021, Mr. Johnson was granted a nonstatutory option to purchase 30,000 shares of the Company’s common stock, $0.001 par value per share, pursuant to the Company’s non-employee director compensation policy described under the heading “General Policy Regarding Compensation of Directors” disclosed in Liquidia Technologies, Inc.’s proxy statement filed with the Securities and Exchange Commission on April 28, 2020. Pursuant to this policy, Mr. Johnson is also entitled to receive annual cash compensation equal to $35,000 as a non-employee director, and an additional $7,500 as a member of the Audit Committee. However, for fiscal year 2021, Mr. Johnson will receive an option grant in lieu of such cash payments in a manner consistent with the other directors of the Company.

Item 8.01	Other Events.

On April 13, 2021, the Company issued a press release announcing the Private Placement. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K other than statements of historical facts, including statements regarding the Company’s future results of operations and financial position, the Company’s strategic and financial initiatives, the Company’s business strategy and plans and objectives for future operations, are forward-looking statements. Such forward-looking statements, including statements regarding the use of proceeds from the Private Placement, the filing of a registration statement to register the resale of the Private Placement Shares to be issued and sold in the Private Placement, clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs), regulatory applications and related anticipated submission contents and timelines, including the Company’s potential response to the Complete Response Letter received in November 2020, the potential for eventual FDA approval of the NDA for LIQ861, the timeline or outcome related to the Company’s patent litigation pending in the U.S. District Court for the District of Delaware or its inter partes review with the PTAB, the issuance of patents by the USPTO and the Company’s ability to execute on its strategic or financial initiatives, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks discussed in the Company’s filings with the SEC, as well as a number of uncertainties and assumptions. Moreover, the Company operates in a very competitive and rapidly changing environment and the Company’s industry has inherent risks. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the future events discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that these goals will be achieved, and the Company undertakes no duty to update its goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Exhibit

10.1	Common Stock Purchase Agreement, dated as of April 12, 2021, by and among Liquidia Corporation and the Purchasers.

10.2	Registration Rights Agreement, dated as of April 12, 2021, by and among Liquidia Corporation and the Purchasers.

10.3	Standstill Agreement, dated as of April 13, 2021, by and among Liquidia Corporation and Caligan Partners LP.

99.1	Press Release of Liquidia Corporation, dated April 13, 2021.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 13, 2021	Liquidia Corporation

	By:	/s/ Michael Kaseta
		Name:	Michael Kaseta
		Title:	Chief Financial Officer